Proposed Acquisition of Inotera	12 Months Ended
Sep. 01, 2016
Inotera
Proposed Acquisition of Inotera
Proposed Acquisition of Inotera

In the second quarter of 2016, we entered into agreements to acquire the remaining interest in Inotera for 30 New Taiwan dollars per share in cash (equivalent to approximately $0.95 per share, assuming 31.7 New Taiwan dollars per U.S. dollar, the exchange rate as of September 1, 2016). As of September 1, 2016, we held a 33% ownership interest in Inotera, Nanya and certain of its affiliates held a 32% ownership interest, and the remaining ownership interest in Inotera was publicly held. Based on the exchange rate as of September 1, 2016, we estimate the aggregate consideration payable for the 67% of Inotera shares not owned by us would be approximately $4.1 billion.

On March 29, 2016, the transaction was approved by the shareholders of Inotera, including Nanya and certain of Nanya's affiliates (which approval was provided pursuant to voting and support agreements). Under the voting and support agreements, the parties have further agreed not to transfer any of their Inotera shares so long as the voting and support agreements are in effect. These agreements will terminate automatically upon the termination of the agreement to purchase the Inotera shares. On October 11, 2016, the Inotera board set the date for the closing of the transaction to be December 6, 2016. There can be no assurance that the Inotera transaction will be consummated, which is subject to certain termination rights and various conditions, including but not limited to:

•	the receipt of necessary regulatory approvals from authorities in Taiwan, which have been received;

•	the consummation and funding of the Term Loan Facility (described below); and

•	unless we determine otherwise, the consummation and funding of the Private Placement (described below).

Acquisition Financing

On October 11, 2016, we and Inotera, as co-borrowers, entered into a single-draw term loan facility (the "Term Loan Facility"), from which proceeds will be used to pay a portion of the acquisition consideration and any related transaction costs and to provide working capital for Inotera. In the second and third quarters of 2016, we entered into agreements with Nanya pursuant to which we have the option to issue a combination of shares of our common stock (the "Micron Shares") and 2.00% convertible senior notes due 2021 (the "2021 Convertible Notes") to Nanya, which is subject to regulatory approvals and various other conditions.

Term Loan Facility: The Term Loan Facility can be made in a single draw on or prior to July 10, 2017, subject to the satisfaction of customary conditions, up to a maximum aggregate borrowing amount of 80 billion New Taiwan dollars in cash (equivalent to $2.5 billion). The loan will bear interest at a variable rate equal to the three-month or six-month TAIBOR, at our or Inotera's option, plus a margin of 2.05% per annum, payable monthly in arrears. The loan will mature five years from the date it is made and principal is payable in six equal semi-annual installments, commencing thirty months after such loan is made.

The Term Loan Facility will be collateralized by certain assets including a real estate mortgage on Inotera's main production facility and site, a chattel mortgage over certain equipment of Inotera, all of the stock of our MSTW subsidiary and the approximately 80% of the stock of Inotera held by MSTW following the consummation of the acquisition. Micron will guarantee all of Inotera's and MSTW’s obligations under the Term Loan Facility.

The Term Loan Facility contains affirmative and negative covenants which are customary for financings of this type, including covenants that limit or restrict the ability to create liens in or dispose of collateral securing obligations under the Term Loan Facility, mergers involving MSTW and/or Inotera, loans or guarantees to third parties by Inotera and/or MSTW, and MSTW's distribution of cash dividends (subject to satisfaction of certain financial conditions). The Term Loan Facility also contains financial covenants as follows, which are tested semi-annually:

•	MSTW must maintain a consolidated ratio of total debt to EBITDA not higher than 5.50x in 2017 and 2018; and not higher than 4.50x through 2019 to 2021.

•
MSTW must maintain consolidated tangible net worth of not less than 4 billion New Taiwan dollars (equivalent to $126 million) in 2017 and 2018; not less than 6.5 billion New Taiwan dollars (equivalent to $205 million) in 2019 and 2020; and not less than 12 billion New Taiwan dollars (equivalent to $378 million) in 2021.

•	On a consolidated basis, we must maintain a ratio of total debt to EBITDA not higher than 3.50x in 2017; not higher than 3.00x in 2018 and 2019; and not higher than 2.50x in 2020 and 2021.

•	On a consolidated basis, we must maintain tangible net worth not less than $9 billion in 2017; not less than $12.5 billion in 2018 and 2019; and not less than $16.5 billion in 2020 and 2021.

If one or more of the required financial ratios is not maintained at the time the ratios are tested, the interest rate will be increased by 0.25% until such time as the required financial ratios are maintained. In addition, if MSTW fails to maintain a required financial ratio for two consecutive semi-annual periods, such failure will constitute an event of default that could result in all obligations owing under the Term Loan Agreement being accelerated to be immediately due and payable. Our failure to maintain a required consolidated financial ratio will only result in an increase to the applicable interest rate and will not constitute an event of default under the Term Loan Facility. The Term Loan Facility also contains customary events of default.

Micron Shares: We have the option to issue Micron Shares in an amount up to 31.5 billion New Taiwan dollars (equivalent to $991 million, assuming 31.7 New Taiwan dollars per U.S. dollar) (the "Private Placement"), which would be used to fund a portion of the acquisition consideration. The per-share selling price for the Micron Shares would be equal to the greater of the New Taiwan dollar equivalent of (i) the average of the closing sale price of our common stock during the 30 consecutive trading day period ending on and including the 30th calendar day prior to the consummation of the Inotera acquisition or (ii) $10.00.

2021 Convertible Notes: We have the option to issue 12.6 billion New Taiwan dollars (equivalent to $396 million) in 2021 Convertible Notes in lieu of a corresponding value of Micron Shares so long as we also issue Micron Shares to Nanya of at least 6.3 billion New Taiwan dollars (equivalent to $198 million) pursuant to the Private Placement.

Technology Transfer and License Agreements with Nanya

In the second quarter of 2016, we entered into technology transfer and license agreements pursuant to which Nanya has the option to require us to transfer to Nanya certain technology and deliverables related to the next DRAM process node generation (the "1X Process Node") after our 20nm process node and the next DRAM process node generation after the 1X Process Node for Nanya's use. Under the terms of the agreements, Nanya would pay royalties to us for a license to the transferred technology based on revenues from products utilizing the technology, subject to an agreed cap, and we would also receive an equity interest in Nanya upon the achievement of certain milestones. Nanya's option becomes exercisable upon the closing of the Inotera acquisition transaction.